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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               October 26, 1999


                            PROMUS HOTEL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware               001-13719              62-1716020
      (State or other        (Commission File        (I.R.S. Employer
      jurisdiction of             Number)             Identification
      incorporation or                                    Number)
       organization)


     755 CROSSOVER LANE
     MEMPHIS, TENNESSEE                                  38117-4900
(Address of principal executive                          (Zip Code)
        offices)


                                 (901) 374-5000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


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ITEM 5.  Other Events

Earnings for the Three and Nine Months Ended September 30, 1999

         On October 26, 1999, Promus Hotel Corporation announced earnings results for the three and nine months ended September 30, 1999. A copy of the press release announcing the results is attached to this 8-K as Exhibit 99.1.

ITEM 7.  Financial Statements and Exhibits.

         (c) Exhibits

             99.1 Press Release dated October 26, 1999




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PROMUS HOTEL CORPORATION


                                       /s/ J. KENDALL HUBER
                                       ----------------------------------------
                                           J. KENDALL HUBER
                                           Executive Vice President, General
                                             Counsel and Secretary

Date: October 26, 1999




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                                 EXHIBIT INDEX


Exhibit No.                          Description
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   99.1                Press Release dated October 26, 1999